Exhibit 10.20

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of May 5, 2015 (this “Amendment”), by and among VICTORY CAPITAL OPERATING, LLC, a Delaware limited liability company (the “Borrower”), VCH HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), VICTORY CAPITAL MANAGEMENT, INC., a New York corporation (“VCM”), MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (the “Administrative Agent”) and Amendment No. 1 Incremental Term Lender, to the Credit Agreement, dated as of October 31, 2014 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, Holdings, the Administrative Agent, and each lender from time to time party thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement, as amended by this Amendment.

W I T N E S S E T H:

WHEREAS, the Borrower has requested $50,000,000 of additional Term Loans (the “Amendment No. 1 Incremental Term Loans”) pursuant to and on the terms set forth in Section 2.20 of the Credit Agreement;

WHEREAS, the Borrower has requested certain additional changes to the Credit Agreement as provided for herein;

WHEREAS, each Person set forth on Schedule I hereto (an “Amendment No. 1 Incremental Term Lender”) will make Amendment No. 1 Incremental Term Loans to the Borrower in the amount set forth next to such Amendment No. 1 Incremental Term Lender’s name on Schedule I hereto on the Amendment No. 1 Effective Date (as defined below) on the terms and conditions set forth herein;

WHEREAS, Morgan Stanley Senior Funding, Inc. is acting as the sole arranger and bookrunner for the Amendment No. 1 Incremental Term Loans (in such capacity, the “Amendment No. 1 Arranger”); and

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

Incremental Term Loan

Section 1.1.        Incremental Term Loans. The Borrower confirms and agrees that (i) it has requested an increase in the amount of Term Loans, to be referred to in the Credit Agreement as Amendment No. 1 Incremental Term Loans, in the aggregate principal amount of $50,000,000 from the Amendment No. 1 Incremental Term Lenders pursuant to and on the terms set forth in Section 2.20 of the Credit Agreement, effective on the Amendment No. 1 Effective Date and (ii) on the Amendment No. 1 Effective Date, the Borrower will borrow the full amount of Amendment No. 1 Incremental Term Loans from the Amendment No. 1 Incremental Term Lenders. Effective on and at all times after the Amendment No. 1 Effective Date, the Amendment No. 1 Incremental Term Loans will constitute Term Loans and, together with all Term Loans outstanding prior to the Amendment No. 1 Effective Date, will constitute a single Class of Term Loans.

Section 1.2.        Agreements of Incremental Term Lenders. Each Amendment No. 1 Incremental Term Lender agrees that, on the Amendment No. 1 Effective Date, subject to the satisfaction or waiver of the conditions set forth in Article III of this Amendment, such Amendment No. 1 Incremental Term Lender will fund, on a several and not joint basis, Amendment No. 1 Incremental Term Loans in the amount set forth next to such Amendment No. 1 Incremental Term Lender’s name on Schedule I. On the Amendment No. 1 Effective Date, any Amendment No. 1 Incremental Term Lender not a Lender prior to the Amendment No. 1 Effective Date will become a Lender for all purposes of the Credit Agreement.

ARTICLE II

Amendments

Section 2.1.        Amendments. Subject to the occurrence of the Amendment No. 1 Effective Date:

(a)           Section 1.01 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

“Amendment No. 1” means Amendment No. 1 to this Agreement dated as of May 5, 2015.

“Amendment No. 1 Effective Date” means May 5, 2015, the date of effectiveness of Amendment No. 1.

“Amendment No. 1 Incremental Term Commitment” means, as to the Amendment No. 1 Incremental Term Lenders, the obligation, on a several and not joint basis, of the Amendment No. 1 Incremental Term Lenders to make an Amendment No. 1 Incremental Term Loan to the Borrower on the Amendment No. 1 Effective Date, in the aggregate principal amount of $50,000,000.

“Amendment No. 1 Incremental Term Lender” means, at any time, any Lender that has an Amendment No. 1 Incremental Term Commitment or an Amendment No. 1 Incremental Term Loan outstanding at such time.

“Amendment No. 1 Incremental Term Loan” means a Loan made pursuant to Section 2.01(c).

“Special Distribution” means the payment of a distribution to Holdings in the amount of $50,000,000, which is to be used by Holdings to pay a distribution to its equityholders.

“Special Distribution Transactions” means the effectiveness of Amendment No. 1, the payment of the Special Distribution, the borrowing of the Amendment No. 1 Incremental Term Loans and the payment of fees and expenses in connection with the foregoing.

(b)           Section 2.01 of the Credit Agreement is hereby amended by adding the following paragraph (c) to such Section:

“(c)         Subject to the terms and conditions herein, each Amendment No. 1 Incremental Term Lender agrees to make an Amendment No. 1 Incremental Term Loan to the Borrower in an amount equal to such Lender’s Amendment No. 1 Incremental Term Loan Commitment. The Borrower may make only one borrowing under the Amendment No. 1 Incremental Term Loan Commitment, which shall be on the Amendment No. 1

Effective Date. Any amount borrowed under this Section 2.01(c) and subsequently repaid or prepaid may not be reborrowed. Subject to Section 2.11, all amounts owed hereunder with respect to the Amendment No. 1 Incremental Term Loans shall be paid in full no later than the Term Maturity Date. The Amendment No. 1 Incremental Term Loan Commitment shall terminate immediately and without further action on the Amendment No. 1 Effective Date after giving effect to the funding of the Amendment No. 1 Incremental Term Loan Commitment on such date.”

(c)           Section 2.10(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Subject to adjustment pursuant to paragraph (c) of this Section, the Borrower shall repay Term Loan Borrowings with respect to Term Loans on the last day of each March, June, September and December (commencing on June 30, 2015), an aggregate principal amount equal to $4,328,525.65; provided that if any such date is not a Business Day, such payment shall be due on the next preceding Business Day.”

(d)           Section 2.20(a)(i) of the Credit Agreement is hereby amended by adding the following before the “;” at the end thereof:

“plus $50,000,000 of Amendment No. 1 Incremental Term Loans”.

(e)           Section 3.17 of the Credit Agreement is hereby amended by replacing the word “and” at the end of clause (a) with a “,”, and adding the following before the period:

“and (c) the Amendment No. 1 Incremental Term Loans made on the Amendment No. 1 Effective Date to finance the Special Distribution Transactions”

(f)            Section 5.10 of the Credit Agreement is hereby amended by adding the following after the last sentence:

“The Borrower will use the proceeds of the Amendment No. 1 Incremental Term Loans made on the Amendment No. 1 Effective Date to finance the Special Distribution Transactions.”

(g)           Section 6.08(a) of the Credit Agreement is hereby amended by adding the following before the period:

“; and

(x)           the Special Distribution”.

ARTICLE III

Conditions to Effectiveness

Section 3.1.        Effective Date. This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) on which:

(a)           The Administrative Agent shall have received (i) counterparts to this Amendment duly executed and delivered by the Borrower, Holdings, each Guarantor, the Administrative Agent and each Amendment No. 1 Incremental Term Lender and (ii) consents, in the form attached hereto as Exhibit A (each, a “Consent”), executed and delivered by the Required Lenders.

(b)           The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the date hereof; provided that (i) to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date and (ii) the representations and warranties contained in Sections 3.04(a), (b) and (c) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 5.01(a) and (b) of the Credit Agreement, as applicable; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the date hereof or on such earlier date, as the case may be.

(c)           At the time of and immediately after giving effect to the Amendment No. 1 Incremental Term Loans, but, in each case, giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(d)           The Administrative Agent shall have received from the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, a certificate dated as of the date hereof signed by a Responsible Officer of the Borrower certifying that the conditions specified in Section 3.1(b) and (c) are satisfied and that the Borrower is in compliance on a Pro Forma Basis with the Financial Performance Covenant recomputed (without netting the cash proceeds of any Additional Commitments in calculating the First Lien Net Leverage Ratio) as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements have been or were required to have been delivered pursuant to Section 5.01(a) or (b) of the Credit Agreement (only if such Financial Performance Covenant is applicable).

(e)           Prior to or substantially concurrently with the funding of the Amendment No. 1 Incremental Term Loans, the Borrower shall have paid all fees, costs and expenses of the Administrative Agent and the Amendment No. 1 Arranger due and payable on or prior to the Amendment No. 1 Effective Date, including to the extent invoiced at least one Business Day prior to the Amendment No. 1 Effective Date, reasonable fees and disbursements of their counsel.

(f)            Prior to or substantially concurrently with the funding of the Amendment No. 1 Incremental Term Loans, the Borrower shall have paid (i) to each Amendment No. 1 Incremental Term Lender an amount equal to 0.75% of the aggregate principal amount of Amendment No. 1 Incremental Term Loans made by such Amendment No. 1 Incremental Term Lender, which fee may be netted against the proceeds of Amendment No. 1 Incremental Term Loans made by such Amendment No. 1 Incremental Term Lender and (ii) to the Administrative Agent for the account of each Lender that has executed and delivered to the Administrative Agent (or its counsel) the Consent at or prior to 5:00 p.m. (New York City time) on April 30, 2015 or such later date and time as specified by the Borrower and notified in writing to the Lenders by the Administrative Agent (the “Consent Deadline”) an amount equal to 0.25% of such Lender’s Term Loans (excluding any Amendment No. 1 Incremental Term Loan) outstanding and Revolving Commitments in effect as of the Consent Deadline.

(g)           The Administrative Agent shall have received customary evidence of authorization of the transactions described herein, valid organization and good standing (to the extent applicable)

in the jurisdiction of organization, in each case with respect to the Borrower and each Guarantor, and an officer’s certificate related thereto.

(h)           The Administrative Agent shall have received a written opinion of Willkie Farr & Gallagher LLP, in form and substance consistent with the opinion delivered on the Closing Date with such changes thereto as are reasonably requested or satisfactory to the Administrative Agent necessary to reflect changes in connection with the Special Distribution Transactions.

(i)            The Borrower and each of the Guarantors shall have provided at least three Business Days prior to the Amendment No. 1 Effective Date all documentation and other information to the Administrative Agent and the Lenders that are required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including, without limitation, the USA Patriot Act, to the extent the Borrower shall have received written requests therefor at least five Business Days prior to the Amendment No. 1 Effective Date.

(j)            The Administrative Agent shall have received a Borrowing Request in accordance with the requirements of the Credit Agreement.

(k)           The Administrative Agent shall have received certified copies of Uniform Commercial Code, United States Patent and Trademark Office and United States Copyright Office, tax and judgment lien searches, bankruptcy and pending lawsuit searches or equivalent reports or searches, each of a recent date listing all effective financing statements, lien notices or comparable documents that name any Loan Party as debtor and that are filed in those state and county jurisdictions in which any Loan Party is organized or maintains its principal place of business and such other searches that the Administrative Agent deems necessary or appropriate, none of which encumber the Collateral covered or intended to be covered by the Security Documents (other than Permitted Encumbrances).

(l)            The Administrative Agent shall have received a certificate from the chief financial officer of the Borrower substantially in the form of Exhibit F to the Credit Agreement certifying as to the solvency of the Borrower and its Subsidiaries on a consolidated basis after giving effect to the Special Distribution Transactions.

It is understood and agreed that if the Amendment No. 1 Effective Date shall not have occurred on or before May 15, 2015, then it shall not occur.

Section 3.2.        Notification. The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 1 Effective Date.

ARTICLE IV

Miscellaneous

Section 4.1.        Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 4.2.        Reaffirmation. Each of the undersigned Guarantors (each, a “Reaffirming Party”) hereby acknowledges this Amendment and the transactions contemplated thereby. Each Reaffirming

Party hereby reaffirms all obligations and liabilities of such Reaffirming Party under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by this Amendment, and confirms that such obligations and liabilities shall continue to be in full force and effect and shall continue to apply to the Credit Agreement and each other Loan Document.

Section 4.3.        Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 4.4.        Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 4.5.        Tax Matters. For U.S. federal income tax purposes, the parties hereto intend to treat the Amendment No. 1 Incremental Term Loans as a “qualified reopening” (within the meaning of Treasury Regulations Section 1.1275-2(k)) of the existing Term Loans. Unless otherwise required by law (including the good faith resolution of a tax audit), no Borrower, Administrative Agent or Lender shall take any U.S. federal, state or local income tax position inconsistent with the preceding sentence.

Section 4.6.        Effect of Amendment. On and after the Amendment No. 1 Effective Date, each reference to the Credit Agreement in any Loan Document (including to any Exhibit or Schedule attached thereto) shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. Except as expressly set forth in this Amendment, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as in effect immediately prior to the Amendment No. 1 Effective Date or any other Loan Document in similar or different circumstances. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

VICTORY CAPITAL OPERATING, LLC,
as Borrower

By:	/s/ Michael D. Policarpo
	Name:	Michael D. Policarpo
	Title:	Treasurer and Chief Financial Officer

VCH HOLDINGS, LLC,
as Holdings and a Guarantor

By:	/s/ Michael D. Policarpo
	Name:	Michael D. Policarpo
	Title:	Treasurer and Chief Financial Officer

VICTORY CAPITAL MANAGEMENT, INC.,
as a Guarantor

By:	/s/ Michael D. Policarpo
	Name:	Michael D. Policarpo
	Title:	Treasurer and Chief Financial Officer

[Signature Page to Amendment No.1]

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By:	/s/ F. Michael Manfred
	Name:	F. Michael Manfred
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.,
as an Amendment No. 1 Incremental Term Lender

By:	/s/ F. Michael Manfred
	Name:	F. Michael Manfred
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

(Consents on file with the Administrative Agent)

Exhibit A

CONSENT TO AMENDMENT NO. 1

CONSENT (this “Consent”) to Amendment No. 1 (the “Amendment”) to the certain Credit Agreement, dated as of October 31, 2014 (the “Credit Agreement”), by and among VICTORY CAPITAL OPERATING, LLC, a Delaware limited liability company (the “Borrower”), VCH HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (the “Administrative Agent”) and the lenders party thereto.

The undersigned Lender hereby consents to the Amendment.

,
(Name of Institution)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

[Consent to Amendment No. 1 to Victory Credit Agreement]